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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 as filed with the Securities and Exchange Commission by Bresler & Reiner, Inc. (the "Company") on the date hereof (the "Report"), I, Sidney M. Bresler, Chief Executive Officer, Chief Operating Officer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                         /s/ Sidney M. Bresler
                                                         -----------------------
                                                         Sidney M. Bresler
                                                         Chief Executive Officer

                                                         March 27, 2003

A signed original of this certification required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities Exchange commission or its staff upon request.